THE MAINSTAY FUNDS

Supplement dated August 24, 2017 (“Supplement”) to:

MainStay Equity Funds and MainStay Income and Mixed Asset Funds Prospectuses,

Summary Prospectuses and Statement of Additional Information,

each dated February 28, 2017, as supplemented

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the applicable Summary Prospectus, Prospectus or Statement of Additional Information.

At a meeting held on June 20, 2017, the Board of Trustees of The MainStay Funds (“Board”) approved submitting a proposal to shareholders to elect eight Trustees to the Board.

Shareholders who own shares of a series of The MainStay Funds (each a “Fund” and collectively, the “Funds”) as of August 24, 2017 will receive a proxy statement containing further information. The proxy statement will also include proxy cards with which shareholders of each Fund may vote on this proposal at a special meeting scheduled to be held on or about October 23, 2017.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.